Related Party and Party-in-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related Party and Party-in-Interest Transactions

Note 6 - Related Party and Party-in-Interest Transactions

Participants have the option to invest their deferrals into the Company's common stock. In addition, certain Plan investments consist of investments managed by Fidelity Investments. Fidelity Investments and Fidelity Management Trust Company, the trustee as defined by the Plan, are related entities. As described in Note 2, the Plan paid certain expenses related to Plan operations and investment activity to various service providers. These transactions are exempt party-in-interest transactions under ERISA.

The trustee provides certain administrative services to the Plan pursuant to a service agreement between the Plan and the trustee. The trustee receives income from mutual fund service providers for services provided to the funds. This income is used to offset certain amounts owed to the trustee for its administrative services to the Plan.

If the income received by Fidelity Management Trust Company from such mutual fund service providers exceeds the amount owed under the service agreement, Fidelity Management Trust Company remits the excess to the Plan’s trust on a quarterly basis. Such amounts may be applied to pay Plan administrative expenses or allocated to the accounts of the participant. During the year ended December 31, 2025 income in the amount of $110,882 was used to offset administrative services.